UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

Journal Communications, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Filed by Journal Communications, Inc.
Pursuant to Rule 425 under the Securities Act of 1933
and pursuant to Rule 14a-6 under the Securities Act of 1934

Subject Company: Journal Communications, Inc.
Commission File No.: 001-31805
Date: March 2, 2015

STEVEN J. SMITH

Chairman of the Board and Chief Executive Officer

February 27, 2015

IMPORTANT REMINDER TO VOTE YOUR PROXY

Dear Journal Communications Shareholder,

No matter how many or how few shares you own, your vote is essential in approving the proposed transaction between Journal Communications and The E.W. Scripps Company.

To move forward, we must secure the approval of at least two-thirds of the voting power of all outstanding shares of our class A and class B common stock, voting together as a single class.  If you fail to vote or abstain from voting, the effect will be the same as a “no” vote against the transaction.

Our records indicate your vote has not yet been received for the special meeting of shareholders that will be held on March 11, 2015, at 9:00 a.m. (Central).

The Journal Communications and Scripps Boards of Directors have approved this transaction, believing strongly that it positions the expanded Scripps broadcast company and the new Journal Media Group publishing company for future success in their respective industries.  The Boards unanimously believe the transaction is in the best interest of employees, shareholders and our businesses, and recommend that you vote in favor of the transaction.

Since time is short, please follow the directions on the enclosed voting form today to vote your shares online or by phone.  If you have any questions regarding the voting process, please call MacKenzie Partners, Inc., which is assisting with the solicitation, toll-free at (800) 322-2885 or collect at (212) 929-5500, or by email at proxy@mackenziepartners.com.

If you have recently voted, please disregard this reminder.  Thank you for taking the time to vote in favor of this transformative transaction for our company.

Sincerely,

Steven J. Smith

T 414.224.2425	333 West State Street
F 414.224.2469	Milwaukee, Wisconsin 53203
ssmith@jrn.com	journalcommunications.com

YOUR VOTE IS IMPORTANT! The transaction requires the approval by our shareholders of two proposals, which are referred to in the joint proxy statement as the Journal spin-off proposal and the Journal merger proposal. VOTE ONLINE Log on to www.proxyvote.com You will need your control number, which is featured on your proxy card with an arrow pointing to it. VOTE BY PHONE Call 1-800-690-6903 with the control number in the box on your proxy card or call 1-800-322-2885 for a representative who can assist you with voting if you have misplaced your proxy card. VOTE 24 HOURS A DAY, 7 DAYS A WEEK. TIME IS SHORT

Additional Information and Where to Find It

The proposed transactions involving Journal and Scripps will be submitted to the holders of class A and class B common stock of Journal and to the holders of Common Voting shares of Scripps for their consideration. In connection with the proposed transactions, Scripps filed a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”) that includes a joint proxy statement of Journal and Scripps and that also constitutes a prospectus of Scripps.  This registration statement was declared effective by the SEC on February 6, 2015. Journal filed with the SEC the joint proxy statement/prospectus on February 6, 2015, and began mailing it to Journal shareholders on or about February 6, 2015.  Journal urges investors and shareholders to read the joint proxy statement/prospectus, as well as other documents filed with the SEC, because they contain important information.  Investors and shareholders may obtain the registration statement containing the joint proxy statement/prospectus and other documents free of charge at the SEC’s web site, http://www.sec.gov, from Journal upon request to Jason R. Graham, Senior Vice President - Finance and Chief Financial Officer, at 414-224-2440 or jgraham@jrn.com, or from Scripps Investor Relations, Carolyn Micheli, at carolyn.micheli@scripps.com or 513-977-3732.

Forward-Looking Statements

This communication contains certain forward-looking statements with respect to the financial condition, results of operations and business of Journal and the combined businesses of Journal and Scripps and certain plans and objectives of Journal with respect thereto, including the expected benefits of the proposed spin and merger transactions. These forward-looking statements can be identified by the fact that they do not relate only to historical or current facts. Forward-looking statements often use words such as “anticipate”, “target”, “expect”, “estimate”, “intend”, “plan”, “goal”, “believe”, “hope”, “aim”, “continue”, “will”, “may”, “would”, “could” or “should” or other words of similar meaning or the negative thereof. There are several factors which could cause actual plans and results to differ materially from those expressed or implied in forward-looking statements. Such factors include, but are not limited to, the expected closing date of the proposed transactions; the possibility that the expected synergies and value creation from the proposed transactions will not be realized, or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; disruption from the proposed transactions making it more difficult to maintain business and operational relationships; the risk that unexpected costs will be incurred; changes in economic conditions, political conditions, licensing requirements and tax matters; and the possibility that the proposed transactions do not close, including, but not limited to, due to the failure to satisfy the closing conditions. These forward-looking statements are based on numerous assumptions and assessments made by Journal in light of its experience and perception of historical trends, current conditions, business strategies, operating environment, future developments and other factors that it believes appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this communication could cause actual results, performance or achievements, industry results and developments to differ materially from those expressed in or implied by such forward-looking statements. Although it is believed that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct and persons reading this communication are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this communication.  Journal does not assume any obligation to update the information contained in this communication (whether as a result of new information, future events or otherwise), except as required by applicable law. A further list and description of risks and uncertainties can be found in Journal’s Annual Report on Form 10-K for the fiscal year ended December 29, 2013 and in its reports filed on Form 10-Q and Form 8-K.

Participants in Solicitation

Journal, Scripps and certain of their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transactions under the rules of the SEC.  Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the proposed transactions will be set forth in the joint proxy statement/prospectus when it is filed with the SEC.  You can find information about Journal’s directors and executive officers in its Annual Report for the year ended December 29, 2013 on Form 10-K filed with the SEC on March 10, 2014 and the definitive proxy statement relating to its 2014 Annual Meeting of Shareholders filed with the SEC on March 21, 2014.  You can find information about Scripps’s directors and executive officers in its Annual Report for the year ended December 31, 2013 on Form 10-K filed with the SEC on March 4, 2014 and the definitive proxy statement relating to its 2014 Annual Meeting of Shareholders filed with the SEC on March 21, 2014.  These documents can be obtained free of charge from the sources indicated above.